UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 27, 2008

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17851 N. 85th Street, Suite 300, Scottsdale, Arizona		85255
(Address of Principal Executive Offices)		(Zip Code)

(480) 515-8100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Effective May 27, 2008 Meritage Homes Corporation (the “Company”) entered into an Instrument of Resignation, Appointment and Acceptance, dated as of May 27, 2008, by and among the Company, Wells Fargo Bank, National Association (the “Prior Trustee”), and HSBC Bank USA, National Association (the “Successor Trustee”) with respect to the Indenture for each of the following: 7% Senior Notes due 2014; 6.25% Senior Notes due 2015; and 7.731% Senior Subordinated Notes due 2017 (each an “Instrument of Resignation”).  Each Instrument of Resignation provides that (1) the Prior Trustee assigns, transfers, delivers, and confirms to the Successor Trustee all right, title, and interest of the Prior Trustee in and to the trust created by the Indenture described in the Instrument of Resignation, all the rights, powers, and trusts of the Prior Trustee under the Indenture, and all property and money held by the Prior Trustee under the Indenture, with like effect as if the Successor Trustee were originally named as Trustee under the Indenture, and the Prior Trustee resigns as Trustee, Registrar and Paying Agent under the Indenture, (2) the Company accepts the resignation of the Prior Trustee as Trustee, Registrar and Paying Agent under the Indenture and appoints the Successor Trustee as Trustee, Registrar and Paying Agent under the Indenture, and (3) the Successor Trustee accepts its appointment as Trustee under the Indenture and assumes all the rights, powers, and trusts of the Trustee under the Indenture and with respect to all property and money held or to be held under the Indenture, with like effect as if the Successor Trustee were originally named as Trustee under the Indenture and accepts its appointment as Registrar and Paying Agent under the Indenture.

Copies of the Instruments of Resignation are attached to, and incorporated by reference into this Item of this Current Report on Form 8–K as Exhibits 4.1 and 4.2.  The foregoing description of each Instrument of Resignation is qualified in its entirety by reference to the full text of the Instrument of Resignation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1

Instrument of Resignation, Appointment and Acceptance, dated as of May 27, 2008, by and among Meritage Homes Corporation, Wells Fargo Bank, National Association and HSBC Bank USA, National Association (7% Senior Notes due 2014 and 6.25% Senior Notes due 2015)

4.2

Instrument of Resignation, Appointment and Acceptance, dated as of May 27, 2008, by and among Meritage Homes Corporation, Wells Fargo Bank, National Association and HSBC Bank USA, National Association (7.731% Senior Subordinated Notes due 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 28, 2008

MERITAGE HOMES CORPORATION

/s/	C. Timothy White
By:	C. Timothy White
Executive Vice President and General Counsel